UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
April 28, 2008

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State of incorporation)	( Commission File Number)	(IRS employer identification no.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b)       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 28, 2009, South Jersey Industries, Inc. issued a press release announcing the retirements of Frederick R. Raring, director, and Richard H. Walker, vice president, corporate counsel and secretary of South Jersey Industries and South Jersey Gas Company.  A copy of the press release, attached hereto as Exhibit 99.1, is hereby incorporated by reference.

Item 5.03 (a)       Amendments to Articles of Incorporation or Bylaws; Change in fiscal Year.

On April 28, 2009, South Jersey Industries, Inc. announced by press release, Exhibit 99.1, that shareholders voted to amend its Certificate of Incorporation establishing the annual election of the Company’s directors.  A copy the Certificate of Amendment of the Certificate of Incorporation, is attached hereto as Exhibit 99.2

Exhibit Index

(99.1)	Press release, dated April 28, 2009, issued by South Jersey Industries.
(99.2)	Certificate of Amendment of the Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTH JERSEY INDUSTRIES

Date: April 28, 2009	By: /s/ David A. Kindlick
David A. Kindlick
Vice President & Chief Financial Officer